UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2002



                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                                                84-1421481
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                              Industrial Zone Erez
                                  P.O. Box 779
                             Ashkelon, Israel 78101
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-972-8-689-1611




                           PAWNBROKERS EXCHANGE, INC.
                           --------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

        Effective, July 8, 2002, Pawnbrokers Exchange, Inc. (the "Company"), changed its corporate domicile from the State of Utah to the State Nevada (the "Re-incorporation"). In order to accomplish the Re-incorporation, the Company merged with and into its wholly-owned subsidiary, Defense Industries International, Inc., a Nevada corporation. As a result of the Re-incorporation, the Company's name was effectively changed from Pawnbrokers Exchange, Inc. to "Defense Industries International, Inc." For additional information regarding the Re-incorporation, please see the Definitive Schedule 14C as filed with the Securities and Exchange Commission on June 14, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Statements. None

(c) Exhbits

Exhibit No.                         Description
-----------                         -----------

3.1           Articles of Incorporation of Defense Industries International,
              Inc.

3.2           Bylaws of Defense Industries International, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                         DEFENSE INDUSTRIES INTERNATIONAL, INC.



Date: July 30, 2002                      By: /s/ Joseph Postbinder
                                            --------------------------------
                                             Name: Joseph Postbinder
                                             Title: Chief Executive Officer